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EXHIBIT 21
                               HECHINGER COMPANY

                         SUBSIDIARIES OF THE REGISTRANT


                                                             STATE OF
NAME                                                         INCORPORATION
- ----                                                         -------------

Hechinger Company of Connecticut                             Delaware
Hechinger Company of Delaware                                Delaware
Hechinger Company of Maryland                                Delaware
Hechinger Company of Massachusetts                           Delaware
Hechinger Company of New Jersey                              Delaware
Hechinger Company of New York                                Delaware
Hechinger Company of Ohio                                    Delaware
Hechinger Company of Pennsylvania                            Delaware
Hechinger Investment Company of Delaware, Inc.               Delaware
Hechinger Properties Company                                 Delaware
Hechinger Stores Company                                     Delaware
Hechinger Towers Company                                     Delaware
Hechinger Finance Company                                    Delaware
HCSC, Inc.                                                   Delaware
HS Square, Inc.                                              Delaware
HQ Investment Company of Delaware, Inc.                      Delaware
HQ of Livonia                                                Delaware
HQ of Massachusetts, Inc.                                    Delaware
HQ of Michigan, Inc.                                         Delaware
HQ of New Hampshire, Inc.                                    Delaware
HQ of Roseville, Inc.                                        Delaware
Home Quarters Realty, Inc.                                   Virginia
Home Quarters Warehouse, Inc.                                Delaware
Pennsy, Inc.                                                 Delaware
Trisett Company                                              Delaware
Bucksprop Holding Company                                    Pennsylvania
EP Holdings, Inc.                                            Delaware
HProp, Inc.                                                  Delaware
Lynnhaven Offices, Inc.                                      Delaware
Manprop Holding Company                                      Virginia
Philprop Holding Company                                     Pennsylvania
RemProp, Inc.                                                Delaware
SuperMass Holdings, Inc.                                     Delaware
Ventory, Inc.                                                Delaware





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